EXHIBIT 10.26

                              CERTIFIED RESOLUTIONS

         James Woodley does hereby certify and affirm that he is the duly elected and acting Secretary of Waste Conversion Systems, Inc. a Nevada corporation, and that the resolutions set forth below ere true and accurate resolutions duly adopted by the Board of Directors of Waste Conversion Systems, Inc. at a meeting of the Board of directors duly called and convened on October 13,1994, and that said resolutions are in full force and. as stated below is of the date hereof.

         RESOLVED: that 100,000 shifts of the Company's common stock, $.01 par value, are hereby approved and authorized for issuance to Samuel Eisenstat. The shares hereby authorized to Mr. Eisenstat are in recognition of his services in negotiating the private financing arrangements with David Zaidner, and be it.

         FURTHER RESOLVED, that am Company hereby consents to the issuance of the stated 100.000 shares as set forth below pursuant to the instructions of Mr.
Eisenstat:

                            Name                               No. of Shares

                    Abraham M. Eisenstat                           15.000
                    Jacob H. Eisenstat                             15,000
                    Lilly M. Eisenstat                             15,000
                    Samuel M. Eisentat                             55,000

                                                                  -------
                                                                  100,000

         AND BE IT FURTHER RESOLVED, that legal. counsel to the Company, Herbert and Lewis Professional Corporation, is hereby authorized to instruct the Company's transfer agent, American Securities Transfer Inc., to issue the 100,000 shares of common stock in the names hereinabove authorized. The following. restrictive legend shall be noted upon each of these certificates evidencing the 100,000 shares:

         "The shares represented by this Certificate have not been registered under the Securities Act of 1933. as amended (the "Act"), and are restricted securities, as that term is defined in. Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred accept pursuant to an effective Registration Statement under the Act, or pursuant to an exemption from registration under the. Act, the availability of which is to be established to the satisfaction of the Company."

         AND BE IT FURTHER RESOLVED, far the officers of the Company are hereby authorized and empowered to undertake such actions and to execute such documents as may be necessary or desirable to facilitate the implementation of the resolutions adopted herein; and be it

                                  EXHIBIT 10.26

American Securities Transfer, Inc.
December 23.1994
Page - 2

         under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

         Please deliver the certificates for the shares directly to me and I will be responsible for the delivery to the named parties against receipt of required documentation. For your records, the addresses for the named parties are:

                  Abraham M. Eisenstat
                  Jacob H. Eisenstat
                  Lilly M. Eisenstat
                  Samuel M. Eisenstat
                  430 East 86th Street
                  New York, New York 10020

         Please call me if I can be of any assistance.

                                                  Sincerely,


                                                  /s/ John G. Herbert
                                                  -------------------
                                                  John G. Herbert